Note 20 - Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
20.	Subsequent Events

(a)	On February 5, 2016, the Company paid the delivery installment amounting to $12,472,151 and took delivery of the vessel “Eco Nical”.

(b)	On February 16, 2016, the committed third tranche of the facility agreement dated December 20, 2013 amounting to $15,600,000 was drawn down.

(c)	On February 24, 2016, the Company entered into an agreement with Brave for the supervision of the construction of four of its vessels for a fixed fee of Euro 490,000 ($539,343 based upon the EUR/USD exchange rate of 1.1007) per vessel.

(d)	On March 7, 2016 the Company entered into a term sheet with a bank to partially finance the acquisition of two LPG carriers on their delivery. The aggregate term loan is up to $76,020,000 and will be drawn down in two tranches upon the delivery of each vessel. The total facility will be repayable, with the first installment commencing three months after the drawdown, in thirty two consecutive quarterly installments plus a balloon payment payable together with the last installment.

(e)	On March 9, 2016 the Company signed a commitment letter with a bank to partially finance the acquisition of two LPG carriers on their delivery. The aggregate committed term loan is up to $74,480,000 and will be drawn down in two tranches upon the delivery of each vessel. The total facility will be repayable, with the first installment commencing three months after the drawdown, in thirty two consecutive quarterly installments plus a balloon payment payable together with the last installment.

(f)	From the beginning of 2016 and up to April 1, 2016, the Company completed the repurchase of 644,178 shares of common stock paying an average price per share of $3.09. These shares are held as treasury stock by the Company.